Financial Instruments - fair value (Tables)	6 Months Ended
Jun. 30, 2026
Disclosure of detailed information about financial instruments [abstract]
Schedule of Analysis of Financial Instruments Measured at Fair Value
The following table provides an analysis of financial instruments that are measured subsequent to initial recognition at fair value, grouped into levels 1 to 3 based on the degree to which the fair value is observable, or based on observable inputs:

	Level 1	Level 2	Level 3	Total
	£m	£m	£m	£m
30 June 2026
Derivatives in designated hedge relationships
Derivative assets	—	60	—	60
Derivative liabilities	—	(10)	—	(10)
Held at fair value through profit or loss
Money market funds	432	—	—	432
Other investments	97	—	172	269
Derivative assets	—	2	—	2
Derivative liabilities	—	(5)	—	(5)
Contingent consideration liabilities	—	(19)	(46)	(65)
Held at fair value through other comprehensive income
Trade and other receivables	—	496	—	496
Other investments	—	—	59	59
The fair values of financial assets and liabilities are based on quoted market prices where available. Where the market value is not available, the Group has estimated relevant fair values on the basis of available information from outside sources.

For all level 3 fair value measurements, a change to one or more of these unobservable inputs to reflect a reasonably possible alternative assumption would not result in a significant change to the fair value.

Reconciliation of level 3 fair value measurements:

	Contingent consideration liabilities	Other investments
	£m	£m
January 1, 2026	(39)	235
Losses recognised in the income statement	(11)	(21)
Gains recognised in other comprehensive income	—	14
Exchange adjustments	(1)	3
Additions	—	3
Disposals	—	(3)
Settlements	5	—
30 June 2026	(46)	231